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                                                                    EXHIBIT 23.2
                                                                    ------------


                               ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 12, 1997 included in Filene's Basement Corporation's Form 10-K for the year ended February 1, 1997 and to all references to our Firm included in this Registration Statement.


/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP

Boston, Massachusetts

December 2, 1997